Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of July 29, 2022, between VivoPower International PLC, a public limited company incorporated under the laws of England and Wales (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively the “Purchasers”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to (i) an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”) as to the Shares, the Pre-Funded Warrants and the Pre-Funded Warrant Shares and (ii) an exemption from the registration requirements of Section 5 of the Securities Act contained in Section 4(a)(2) and/or Regulation D thereunder as to the Series A Warrants and Series A Warrant Shares, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

ARTICLE I.
DEFINITIONS

1.1.    Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings set forth in this Section 1.1:

“Acquiring Person” shall have the meaning ascribed to such term in Section 4.4.

“Action” shall have the meaning ascribed to such term in Section 3.1(j).

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 405 under the Securities Act.

“Base Prospectus” shall have the meaning ascribed to such term in Section 3.1(f)(ii).

“BHCA” shall have the meaning ascribed to such term in Section 3.1(ll).

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York and England are authorized or required by law or other governmental action to close; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York or England generally are open for use by customers on such day.

“Closing” means the closing of the purchase and sale of the Securities pursuant to Section 2.1.

“Closing Date” means the Trading Day on which all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchaser’s obligations to pay the Subscription Amount and (ii) the Company’s obligations to deliver the Securities, in each case, have been satisfied or waived, but in no event later than the second (2nd) Trading Day following the date hereof.

“Commission” means the United States Securities and Exchange Commission.

“Company Counsel” means, collectively, Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., U.S. counsel to the Company, Shoosmiths LLP, United Kingdom counsel to the Company, and Talbot Sayer, Australian counsel to the Company.

“Consents” shall have the meaning ascribed to such term in Section 3.1(f)(iii).

“Disclosure Schedules” means the Disclosure Schedules of the Company delivered concurrently herewith.

“Disclosure Time” means, (i) if this Agreement is signed on a day that is not a Trading Day or after 9:00 a.m. (New York City time) and before midnight (New York City time) on any Trading Day, 9:01 a.m. (New York City time) on the Trading Day immediately following the date hereof, unless otherwise instructed as to an earlier time by the Placement Agent, and (ii) if this Agreement is signed between midnight (New York City time) and 9:00 a.m. (New York City time) on any Trading Day, no later than 9:01 a.m. (New York City time) on the date hereof, unless otherwise instructed as to an earlier time by the Placement Agent.

“Environmental Laws” shall have the meaning ascribed to such term in Section 3.1(m).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exempt Issuance” means the issuance of (a) Ordinary Shares or options to employees, officers, consultants or directors of the Company pursuant to any stock or option plan or arrangement duly adopted for such purpose, by a majority of the non-employee members of the Board of Directors or a majority of the members of a committee of non-employee directors established for such purpose for services rendered to the Company, (b) securities upon the exercise or exchange of or conversion of any Securities issued hereunder and/or other securities exercisable or exchangeable for or convertible into Ordinary Shares issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities (other than in connection with stock splits or combinations or anti-dilution provisions contained therein and disclosed in the Incorporated Documents) or to extend the term of such securities, (c) non-convertible debt securities of the Company and associated warrants to purchase Ordinary Shares, (d) securities issued pursuant to merger, consolidation, acquisition or strategic transactions approved by the Board of Directors, provided that such securities are issued as “restricted securities” (as defined in Rule 144) and carry no registration rights that require or permit the filing of any registration statement in connection therewith during the prohibition period in Section 4.10(a) herein, and provided that any such issuance shall only be to a Person (or the equityholders of a Person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Company and in which the Company receives benefits in addition to any investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities and (e) debt or debt securities of the Company issued in connection with ordinary course debt financing activities, including, purchase order financing, receivable financing, supply chain financing or equipment leasing and financing.

“FCPA” means the Foreign Corrupt Practices Act of 1977, as amended.

“Federal Reserve” shall have the meaning ascribed to such term in Section 3.1(ll).

“Hazardous Materials” shall have the meaning ascribed to such term in Section 3.1(m).

“IFRS” means International Financial Reporting Standards as issued by the International Accounting Standards Board.

“Incorporated Documents” shall have the meaning ascribed to such term in Section 3.1(h).

“Indebtedness” shall have the meaning ascribed to such term in Section 3.1(aa).

“Intellectual Property Rights” shall have the meaning ascribed to such term in Section 3.1(p).

“Legend Removal Date” shall have the meaning ascribed to such term in Section 4.1(c).

“Liens” means a lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Material Adverse Effect” shall have the meaning assigned to such term in Section 3.1(b).

“OFAC” shall have the meaning ascribed to such term in Section 3.1(jj).

“Ordinary Share Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Ordinary Shares, including, without limitation, any debt, preferred shares, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Ordinary Shares.

“Ordinary Shares” means the common shares of the Company, nominal value $0.012 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Per Share Purchase Price” equals $1.30, subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Ordinary Shares that occur after the date of this Agreement and before the Closing Date.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Placement Agent” means A.G.P./Alliance Global Partners.

“Placement Agent Agreement” means that certain placement agent agreement dated as of the date hereof between the Company and the Placement Agent.

“Pre-Funded Warrant Pre-Payment Price” equals $1.2999 per Pre-Funded Warrant, subject to adjustment for reverse and forward share splits, share dividends, share combinations and other similar transactions of the Ordinary Shares that occur after the date of this Agreement and prior to the Closing Date.

“Pre-Funded Warrant Shares” means the Ordinary Shares issuable upon exercise of the Pre-Funded Warrants.

“Pre-Funded Warrants” means the pre-funded Ordinary Share purchase warrants delivered to the Purchasers at the Closing in accordance with Section 2.2(a) hereof, which Pre-Funded Warrants shall be immediately exercisable and will expire when exercised in full, in the form of Exhibit B attached hereto.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition) pending or, to the Company’s knowledge, threatened in writing against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign).

“Prospectus” shall have the meaning ascribed to such term in Section 3.1(f)(ii).

“Prospectus Supplement” has the meaning ascribed to such term in Section 3.1(f)(ii).

“Purchaser Party” shall have the meaning ascribed to such term in Section 4.7.

“Registration Statement” has the meaning ascribed to such term in Section 3.1(f)(ii).

“Required Approvals” shall have the meaning ascribed to such term in Section 3.1(e).

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Rules and Regulations” shall have the meaning ascribed to such term in Section 3.1(f)(ii).

“Securities” means the Shares, the Warrants and the Warrant Shares.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Series A Warrants” means, collectively, the Ordinary Share purchase warrants delivered to the Purchasers at the Closing in accordance with Section 2.2(a) hereof, which Series A Warrants shall be exercisable on the six (6) month anniversary of the issuance of the Series A Warrants and have a term of exercise equal to five and one half (5.5) years from the date of issuance, in the form of Exhibit A attached hereto.

“Series A Warrant Shares” means the Ordinary Shares issuable upon exercise of the Series A Warrants.

“Shares” means the Ordinary Shares issued or issuable to each Purchaser pursuant to this Agreement.

“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include locating and/or borrowing Ordinary Shares).

“Subscription Amount” means, as to each Purchaser, the aggregate amount to be paid for Securities purchased hereunder as specified below such Purchaser’s name on the signature page of this Agreement and next to the heading “Subscription Amount,” in United States dollars and in immediately available funds.

“Subsidiary” means any principal subsidiary of the Company set forth on Exhibit 8 of the Company’s Annual Report on Form 20-F, and shall, where applicable, also include any direct or indirect subsidiary of the Company formed or acquired after the date hereof.

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Ordinary Shares are listed or quoted for trading on the date in question: the NYSE MKT, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, OTCQB or OTCQX (or any successors to any of the foregoing).

“Transaction Documents” means this Agreement, the Warrants, the Placement Agent Agreement, all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Transfer Agent” means Computershare Trust Company, N.A., the current transfer agent of the Company and any successor transfer agent of the Company.

“Warrants” means the Series A Warrants and the Pre-Funded Warrants.

“Warrant Shares” means the Ordinary Shares issuable upon exercise of the Warrants.

ARTICLE II.
PURCHASE AND SALE

2.1.    Closing. On the Closing Date, upon the terms and subject to the conditions set forth herein, the Company agrees to sell, and the Purchasers, severally and not jointly, agree to purchase, up to an aggregate of $5,500,001.00 million of Securities; provided, however, that, solely to the extent that a Purchaser determines, in its sole discretion, that such Purchaser (together with such Purchaser’s Affiliates, and any Person acting as a group together with such purchaser or any of such Purchaser’s Affiliates) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below), in lieu of purchasing Ordinary Shares, such Purchaser may elect to acquire Pre-Funded Warrants at the Pre-Funded Warrant Pre-Payment Price in lieu of the Ordinary Shares that would result in such excess ownership. The “Beneficial Ownership Limitation” shall be 4.99% (or, at the election of the Purchaser, 9.99%) of the number of Ordinary Shares outstanding immediately after giving effect to the issuance of the Securities on the Closing Date. Each Purchaser’s Subscription Amount as set forth on the signature page hereto executed by such Purchaser shall be made available for “Delivery Versus Payment” settlement with the Company or its designees. The Company shall deliver to each Purchaser its respective Securities as determined pursuant to Section 2.2(a), and the Company and each Purchaser shall deliver the other items set forth in Section 2.2 deliverable at the Closing. Upon satisfaction of the covenants and conditions set forth in Sections 2.2 and 2.3, the Closing shall occur at such location as the parties shall mutually agree. Unless otherwise directed by the Placement Agent, settlement of the Shares shall occur via “Delivery Versus Payment” (“DVP”) (i.e., on the Closing Date, the Company shall issue the Shares registered in the Purchasers’ names and addresses and released by the Transfer Agent directly to the account(s) at the Placement Agent identified by each Purchaser; upon receipt of such Shares, the Placement Agent shall promptly electronically deliver such Shares to the applicable Purchaser, and payment therefor shall be made by the Placement Agent (or its clearing firm) by wire transfer to the Company).

2.2.    Deliveries.

(a)    On or prior to the Closing Date, the Company shall deliver or cause to be delivered to each Purchaser the following:

(i)    this Agreement duly executed by the Company;

(ii)    legal opinions of Company Counsel, in a form reasonably acceptable to the Purchaser and the Placement Agent;

(iii)    the Company shall have provided each Purchaser with the Company’s wire instructions;

(iv)    subject to the last sentence of Section 2.1, a copy of the irrevocable instructions to the Transfer Agent instructing the Transfer Agent to deliver on an expedited basis via The Depository Trust Company Deposit or Withdrawal at Custodian system (“DWAC”) Shares equal to each Purchaser’s Subscription Amount divided by the Per Share Purchase Price, registered in the name of such Purchaser and free and clear of all restrictive and other legends;

(v)    a Series A Warrant registered in the name of such Purchaser to purchase up to a number of Ordinary Shares equal to 100% of such Purchaser’s Shares and Pre-Funded Warrants, with an exercise price equal to $1.30 per Series A Warrant Share, subject to adjustment therein.

(vi)    for each Purchaser of Pre-Funded Warrants pursuant to Section 2.1, a Pre-Funded Warrant registered in the name of such Purchaser to purchase up to a number of Ordinary Shares equal to the portion of such Purchaser’s Subscription Amount applicable to Pre-Funded Warrants divided by the Pre-Funded Warrant Pre-Payment Price, subject to adjustment therein.

(b)    On or prior to the Closing Date, each Purchaser shall deliver or cause to be delivered to the Company the following:

(i)    this Agreement duly executed by such Purchaser; and

(ii)    such Purchaser’s Subscription Amount, which shall be made available for “Delivery Versus Payment” settlement with the Company or its designees.

2.3.    Closing Conditions.

(a)    The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

(i)    the accuracy in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) when made and on the Closing Date of the representations and warranties of the Purchasers contained herein (unless as of a specific date therein in which case they shall be accurate as of such date);

(ii)    all obligations, covenants and agreements of each Purchaser required to be performed at or prior to the Closing Date shall have been performed; and

(iii)    the delivery by each Purchaser of the items set forth in Section 2.2(b) of this Agreement.

(b)    The respective obligations of the Purchasers hereunder in connection with the Closing are subject to the following conditions being met:

(i)    the accuracy in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) when made and on the Closing Date of the representations and warranties of the Company contained herein (unless as of a specific date therein in which case they shall be accurate as of such date);

(ii)    all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

(iii)    the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement;

(iv)    there shall have been no Material Adverse Effect with respect to the Company since the date hereof; and

(v)    from the date hereof to the Closing Date, trading in the Ordinary Shares shall not have been suspended by the Commission or the Company’s principal Trading Market, and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity (excluding the outbreak of COVID-19 and the SARS-CoV-2 virus) of such magnitude in its effect on, or any material adverse change (excluding volatility) in, any financial market which, in each case, in the reasonable judgment of such Purchaser, makes it impracticable or inadvisable to purchase the Securities at the Closing.

ARTICLE III.
REPRESENTATIONS AND WARRANTIES

3.1.    Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to each Purchaser:

(a)    Subsidiaries. All of the principal subsidiaries of the Company are set forth on Exhibit 8 of the Company’s Annual Report on Form 20-F. The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens other than as disclosed in the Incorporated Documents, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

(b)    Organization and Qualification. The Company and each of its Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation nor default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and each Subsidiary is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”); provided that a change in the market price or trading volume of the Ordinary Shares alone shall not be deemed, in and of itself, to constitute a Material Adverse Effect. No Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(c)    Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection herewith or therewith other than in connection with the Required Approvals. This Agreement and each other Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(d)    No Conflicts. The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to which it is a party, the issuance and sale of the Securities and the consummation by it of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, anti-dilution or similar adjustments, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any U.S. or United Kingdom court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

(e)    Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) the filings required pursuant to Section 4.3 of this Agreement, (ii) the filing with the Commission of the Prospectus Supplement, (iii) notification of listing of additional shares with the Nasdaq Capital Market with respect to the Shares and Warrant Shares, and (iv) such filings as are required to be made under applicable provincial or state securities laws (collectively, the “Required Approvals”) and excluding such consents, waivers or filings that have already been obtained or will be obtained on or prior to the Closing Date and excluding those filings which under applicable laws are only required to be made after the Closing Date.

(f)    Issuance of the Securities; Registration.

(i)    The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company, and shall not be subject to preemptive or similar rights of stockholders. The Warrant Shares, when issued in accordance with the terms of the Warrants, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company, and shall not be subject to preemptive or similar rights of stockholders. The Company has reserved from its duly authorized capital stock the maximum number of Ordinary Shares issuable pursuant to this Agreement and the Warrants.

(ii)    The Company meets the general eligibility requirements for the use of Form F-3 under the Securities Act and has prepared and filed with the Commission a registration statement under the Securities Act and the rules and regulations of the Commission (the “Rules and Regulations”) on Form F-3 (File No. 333-251304) on December 11, 2020, providing for the offer and sale, from time to time, of up to U.S.$80,000,000 of the Company’s securities (the “Registration Statement”). The Registration Statement, including the exhibits thereto and the documents incorporated by reference therein, was declared effective by the Commission on December 23, 2020. The prospectus included in the Registration Statement at the time it became effective, including documents incorporated therein by reference, is referred to herein as the “Base Prospectus”. The term “Prospectus” means the prospectus supplement (the “Prospectus Supplement”) relating to the Shares, Pre-Funded Warrants and Pre-Funded Warrant Shares, filed with the Commission pursuant to Rule 424 of the Rules and Regulations, together with the Base Prospectus, including all documents incorporated therein by reference. No stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act and no Proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission and any request on the part of the Commission for additional information has been complied with.

(iii)    The Registration Statement complies, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will comply, in all material respects with the applicable provisions of the Securities Act and the Rules and Regulations, and do not and will not, as of the applicable effective date as to each part of the Registration Statement and as of the applicable filing date as to the Prospectus and any amendment thereof or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading.

(iv)    No order preventing or suspending the use of the Prospectus has been issued by the Commission.

(g)    Capitalization. As of the dates indicated in the Registration Statement and the Prospectus, the authorized, issued and outstanding shares of capital stock of the Company were as set forth in the Registration Statement and the Prospectus in the column headed “Actual” under the section thereof captioned “Capitalization” and, after giving effect to the offering contemplated by this Agreement, the Registration Statement and the Prospectus, will be as set forth in the column headed “As Adjusted” in such section. All of the issued shares of capital stock of the Company, including the outstanding Ordinary Shares of the Company, have been duly authorized and validly issued and are fully paid and nonassessable and have been issued in compliance with all applicable state, federal and securities laws and none of those shares was issued in violation of any preemptive rights, rights of first refusal or other similar rights of which the Company was aware to the extent any such rights were not waived; the Shares have been duly authorized and, when issued and delivered against payment therefore as provided in this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of the Shares is not subject to any preemptive rights, rights of first refusal or other similar rights of which the Company was aware and that have not heretofore been waived. Except for the Warrant Shares and except as disclosed in the Incorporated Documents, the Company has no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any Ordinary Shares, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional Ordinary Shares or Ordinary Share Equivalents. No Person has any right of first refusal, pre-emptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. The issuance and sale of the Securities will not obligate the Company to issue Ordinary Shares or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. There are no outstanding securities or instruments of the Company with any provision that adjusts the exercise, conversion, exchange or reset price of such security or instrument upon an issuance of securities by the Company. Other than the unsecured convertible debentures of the Company, there are no outstanding securities or instruments of the Company that contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company is or may become bound to redeem a security of the Company. Other than as provided for under the Company’s omnibus long-term incentive plan, the Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement. Except for the Required Approvals, no further approval or authorization of any shareholder of the Company, the Board of Directors or others is required for the issuance and sale of the Securities. There are no shareholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s shareholders.

(h)    Financial Statements. The Company is subject to the reporting requirements of Section 13 of the Exchange Act and files annual reports on Form 20-F with the Commission. All conditions for the use of Form F-3 to register the Shares under the Securities Act have been satisfied. The documents incorporated or deemed to be incorporated by reference in the Prospectus (“Incorporated Documents”), at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Securities Act, the Exchange Act and the Rules and Regulations and, when read together with the other information in the Prospectus, as applicable, do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The consolidated financial statements, including the notes thereto, included or incorporated by reference in the Registration Statement and the Prospectus present fairly, in all material respects, the financial position as of the dates indicated and the cash flows and results of operations for the periods specified of the Company and its Subsidiaries; except as otherwise stated in the Registration Statement and the Prospectus, said consolidated financial statements have been prepared in conformity with IFRS, applied on a consistent basis throughout the periods involved. No other financial statements or supporting schedules are required to be included in the Registration Statement and the Prospectus by the Securities Act, the Exchange Act or the Rules and Regulations. The other financial and statistical information included or incorporated by reference in the Registration Statement and the Prospectus, including the selected consolidated financial data set forth under the caption “Capitalization and Indebtedness” in the Prospectus present fairly the information included therein and have been prepared on a basis consistent with that of the financial statements that are included or incorporated by reference in the Registration Statement and the Prospectus and the books and records of the Company.

(i)    Material Changes; Undisclosed Events, Liabilities or Developments. Except as disclosed in the Incorporated Documents, since the date of the latest audited financial statements included within the Incorporated Documents, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to IFRS, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans. Except for the issuance of the Securities contemplated by this Agreement, no event, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or its Subsidiaries or their respective businesses, prospects, properties, operations, assets or financial condition that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least one (1) Trading Day prior to the date that this representation is made.

(j)    Litigation. Except as disclosed in the Incorporated Documents, there is no action, suit, inquiry, notice of violation, Proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority, United Kingdom, United States or any other governmental authority (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

(k)    Labor Relations. No labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company, which could reasonably be expected to result in a Material Adverse Effect. None of the Company’s or its Subsidiaries’ employees is a member of a union that relates to such employee’s relationship with the Company or such Subsidiary, and neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relationships with their employees are good. To the knowledge of the Company, no executive officer of the Company or any Subsidiary, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all applicable U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(l)    Compliance. Neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any federal, provincial, territorial, state, municipal or local foreign law, regulation, judgment, decree or order of any court, arbitrator or other governmental authority governing its business, or any other federal, provincial, territorial, state, municipal, local or foreign agencies or bodies in any other country engaged in the regulation of cannabis, controlled drugs and substances or pharmaceuticals, or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

(m)    Environmental Laws. The Company and its Subsidiaries (i) are in compliance with all applicable federal, state, local and foreign laws relating to pollution or protection of human health or the environment (including ambient air, surface water, groundwater, land surface or subsurface strata), including laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands, or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations, issued, entered, promulgated or approved thereunder (“Environmental Laws”); (ii) have received all permits licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (iii) are in compliance with all terms and conditions of any such permit, license or approval where in each clause (i), (ii) and (iii), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

(n)    Regulatory Permits. Each of the Company and its Subsidiaries has all requisite power, capacity and authority, and all necessary consents, approvals, authorizations, orders, registrations, qualifications, licenses, filings and permits of, with and from all judicial, regulatory and other legal or governmental agencies and bodies and all third parties, United Kingdom, U.S. or foreign, including without limitation, those administered by any other governments, regulatory authorities, governmental departments, agencies, commissions, bureaus, officials, ministers, Crown corporations, courts, bodies, boards, tribunals, commercial registers or dispute settlement panels or other law, rule or regulation-making organizations or entities in any other country (collectively, the “Consents”), to own, lease and operate its properties and conduct its business as it is now being conducted or, except as disclosed in the Registration Statement and the Based Prospectus or as will be disclosed in the Prospectus Supplement, proposed to be conducted, in each case as disclosed in the Registration Statement and the Base Prospectus or as will be disclosed in the Prospectus Supplement, and each such Consent is valid, existing, in good standing and in full force and effect, except in each case as would not have a Material Adverse Effect. Neither the Company nor any Subsidiary has received notice of any investigation or Proceedings which, if decided adversely to the Company or any such Subsidiary would have a Material Adverse Effect. The Company and each Subsidiary are in compliance with the terms and conditions of all such Consents, except where the failure to so comply would not, individually or in the aggregate, have a Material Adverse Effect.

(o)    Title to Assets. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for (i) Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries, and (ii) Liens for the payment of federal, state or other taxes, for which appropriate reserves have been made therefor in accordance with IFRS and, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in compliance, except where the failure to be in compliance would not reasonably be expected to have a Material Adverse Effect.

(p)    Intellectual Property. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights necessary or required for use in connection with their respective businesses as described in the Incorporated Documents (collectively, the “Intellectual Property Rights”), except where the failure to have such Intellectual Property Rights would not have or reasonably be excepted to have a Material Adverse Effect. None of, and neither the Company nor any Subsidiary has received a notice (written or otherwise) that any of, the Intellectual Property Rights has expired, terminated or been abandoned. Neither the Company nor any Subsidiary has received, since the date of the latest audited financial statements included within the Incorporated Documents, a written notice of a claim or otherwise has any knowledge that the Intellectual Property Rights violate or infringe upon the rights of any Person, except as could not have or reasonably be expected to not have a Material Adverse Effect. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has no knowledge of any facts that would preclude it from having valid license rights or clear title to the Intellectual Property Rights. The Company has no knowledge that it lacks or will be unable to obtain any rights or licenses to use all Intellectual Property Rights that are necessary to conduct its business.

(q)    Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged, including, but not limited to, directors and officers insurance coverage at least equal to the aggregate Subscription Amount. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(r)    Transactions With Affiliates and Employees. Neither the Company nor any of the Subsidiaries owes any amount to, nor has the Company or any of the Subsidiaries made any present loans to, or borrowed any amount from or is otherwise indebted to, any officer, director, employee or securityholder of any of them or any Person not dealing at “arm’s-length” with any of them, except for usual employee reimbursements and compensation paid in the ordinary and normal course of the business of the Company or any of the Subsidiaries. Except as disclosed in the Registration Statement and the Base Prospectus or as will be disclosed in the Prospectus Supplement, and usual employee or consulting arrangements made in the ordinary and normal course of business, neither the Company nor any of the Subsidiaries is a party to any contract, agreement or understanding with any officer, director, employee or securityholder of any of them or any other Person not dealing at arm’s-length with the Company and the Subsidiaries.

(s)    Internal Accounting Controls. Except as disclosed in the Prospectus, the Company and its Subsidiaries maintain a system of internal accounting and other controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with IFRS and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accounting for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as disclosed in the Prospectus, the Company and its Subsidiaries’ internal control over financial reporting (as defined under Rules 13a-15(f) and 15d-15(f) under the Exchange Act) is effective in all material respects and there has been no material weakness in their internal control over financial reporting other than as set forth in the Incorporated Documents. Except as disclosed in the Prospectus, since the date of the latest audited consolidated financial statements included or incorporated by reference in the Base Prospectus and the Prospectus there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting other than as disclosed in the documents incorporated by reference in the Prospectus. Except as disclosed in the Prospectus, the Company and its Material Subsidiaries maintain disclosure controls and procedures (as such term is defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that material information relating to the Company and its Material Subsidiaries is made known to the Company’s principal executive officer and principal financial officer by others within those entities. Except as disclosed in the Prospectus, such disclosure controls and procedures are effective in all material respects. Except as disclosed in the Prospectus, there is and has been no failure on the part of the Company or, to the Company’s knowledge, any of its directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, including, without limitation, Section 402 related to loans and Sections 302 and 906 related to certifications.

(t)    Certain Fees. Except for fees payable to A.G.P., no brokerage or finder’s fees or commissions are or will be payable by the Company or any Subsidiary to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

(u)    Investment Company. The Company is not and, immediately after receipt of payment for the Securities, will not be an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended.

(v)    Registration Rights. No Person has any right to cause the Company or any Subsidiary to effect the registration under the Securities Act of any securities of the Company or any Subsidiary.

(w)    SEC Registration. The Company is subject to the reporting requirements of Section 13 of the Exchange Act and files annual reports on Form 20-F with the Commission; the Ordinary Shares are registered with the Commission under Section 12(b) of the Exchange Act and the Company is not in breach of any filing or other requirements under the Exchange Act.

(x)    Disclosure. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company confirms that neither it nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that it believes constitutes or might constitute material, non-public information which is not otherwise disclosed in the Prospectus Supplement. The Company understands and confirms that the Purchasers will rely on the foregoing representation in effecting transactions in securities of the Company. All of the disclosure furnished by or on behalf of the Company to the Purchasers regarding the Company and its Subsidiaries, their respective businesses and the transactions contemplated hereby is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The press releases disseminated by the Company during the twelve months preceding the date of this Agreement taken as a whole do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made and when made, not misleading. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2 hereof.

(y)    Solvency. Based on the consolidated financial condition of the Company as of the Closing Date, after giving effect to the receipt by the Company of the proceeds from the sale of the Securities hereunder, (i) the fair saleable value of the Company’s assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature, (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, consolidated and projected capital requirements and capital availability thereof, and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date. The Company’s most recent Form 20-F sets forth as of the date thereof all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments that is required to be disclosed under IFRS. For the purposes of this Agreement, “Indebtedness” means (x) any liabilities for borrowed money or amounts owed in excess of $50,000 (other than trade accounts payable incurred in the ordinary course of business), (y) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the Company’s consolidated balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (z) the present value of any lease payments in excess of $50,000 due under leases required to be capitalized in accordance with IFRS. Neither the Company nor any Subsidiary is in default with respect to any Indebtedness.

(z)    Tax Status. Except as disclosed in each of the Registration Statement and the Base Prospectus or as will be disclosed in the Prospectus Supplement, each of the Company and the Subsidiaries has accurately prepared and timely filed all U.S., United Kingdom and foreign tax returns that are required to be filed by it and has paid or made provision for the payment of all taxes, assessments, governmental or other similar charges with respect to the periods covered by such tax returns, except to the extent that the failure to do any of the foregoing would not be expected to have a Material Adverse Effect. Each of the Company and the Subsidiaries has paid all sales and use taxes and all taxes which the Company or any Subsidiary is obligated to withhold from amounts owing to employees, creditors and third parties, except in any such case as would not have a Material Adverse Effect. No deficiency assessment with respect to a proposed adjustment of the Company’s, or any Subsidiary’s, U.S. federal and state, local or foreign taxes is pending or, to the best of the Company’s knowledge, threatened. The accruals and reserves on the books and records of the Company and the Subsidiaries in respect of tax liabilities for any taxable period not finally determined are adequate to meet any assessments and related liabilities for any such period and, since the date of the most recent audited consolidated financial statements of the Company, the Company and the Subsidiaries have not incurred any liability for taxes other than in the ordinary course of their business. There is no tax Lien, whether imposed by any U.S. or other taxing authority, outstanding against the assets, properties or business of the Company or any Subsidiary. The Company does not expect to be a “passive foreign investment company” for U.S. federal income tax purposes within the meaning of Section 1297 of the Code for its current taxable year ending December 31, 2022 or for the foreseeable future. The Company is not currently a “controlled foreign corporation” for U.S. federal income tax purposes within the meaning of Section 957 of the Code and does not expect to become a controlled foreign corporation in the foreseeable future.

(aa)    Foreign Corrupt Practices; Criminal Acts. None of the Company, any Subsidiary, any director or officer thereof or, to the knowledge of the Company, any agent, employee, affiliate or other Person acting on behalf of the Company or any Subsidiary is aware of or has taken any action, directly or indirectly, that would result in a violation by such Persons of the FCPA, the CFPOA, or any applicable anti-corruption laws, rules, or regulation of the United States or any other jurisdiction in which the Company or any Subsidiary conducts business, including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA or the CFPOA and the Company, the Subsidiaries and, to the knowledge of the Company, the Affiliates of the Company and the Subsidiaries have conducted their businesses in compliance with the FCPA and the CFPOA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith. Neither the Company nor any Subsidiary has engaged in, or will engage in, (i) any direct or indirect dealings or transactions in violation of U.S. federal or state criminal laws, including, without limitation, the Controlled Substances Act (except as otherwise disclosed in the Incorporated Documents), the Racketeer Influenced and Corrupt Organizations Act, the Travel Act or any anti-money laundering statute, or (ii) any “aiding and abetting” in any violation of U.S. federal or state criminal laws.

(bb)    Accountants. PKF Littlejohn LLP (the “Auditor”), whose reports relating to the Company are included in the Registration Statement and the Prospectus is an independent registered public accounting firm as required by the Securities Act, the Exchange Act and the Rules and Regulations and the Public Company Accounting Oversight Board (the “PCAOB”). To the Company’s knowledge, the Auditor is not in violation of the auditor independence requirements of the Sarbanes-Oxley Act of 2002, as amended (“Sarbanes-Oxley”) as such requirements pertain to the Auditor’s relationship with the Company. The Auditor has not, during the periods covered by the financial statements included in the Registration Statement and the Prospectus, provided to the Company any non-audit services, as such term is used in Section 10A(g) of the Exchange Act except for tax services as described in the Registration Statement and the Prospectus.

(cc)    Acknowledgment Regarding Purchasers’ Purchase of Securities. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchasers’ purchase of the Securities. The Company further represents to each Purchaser that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(dd)    Acknowledgment Regarding Purchaser’s Trading Activity. The Company further understands and acknowledges that (y) one or more Purchasers may engage in hedging activities (in material compliance with applicable laws) at various times during the period that the Securities are outstanding, including, without limitation, during the periods that the value of the Warrant Shares deliverable with respect to the Warrants are being determined, and (z) such hedging activities (if any) could reduce the value of the existing stockholders’ equity interests in the Company at and after the time that the hedging activities are being conducted. The Company acknowledges that such aforementioned hedging activities do not constitute a breach of any of the Transaction Documents.

(ee)    Regulation M Compliance. The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company, other than, in the case of clauses (ii) and (iii), compensation paid to the Placement Agent in connection with the placement of the Securities.

(ff)    Stock Option Plans. Each stock option granted by the Company under the Company’s stock option plan, or as an inducement grant outside of a stock option plan, was granted (i) in accordance with the terms of the Company’s stock option plan or under its terms, respectively, and (ii) with an exercise price at least equal to the fair market value of the Ordinary Share on the date such stock option would be considered granted under IFRS and applicable law. No stock option granted under the Company’s stock option plan has been backdated. The Company has not knowingly granted, and there is no and has been no Company policy or practice to knowingly grant, stock options prior to, or otherwise knowingly coordinate the grant of stock options with, the release or other public announcement of material information regarding the Company or its Subsidiaries or their financial results or prospects.

(gg)    Office of Foreign Assets Control. Neither the Company nor any Subsidiary nor, to the Company’s knowledge, any director, officer, agent, employee or affiliate of the Company or any Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”).

(hh)    Bank Holding Company Act. Neither the Company nor any of its Subsidiaries or Affiliates is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). Neither the Company nor any of its Subsidiaries or Affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of its Subsidiaries or Affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

(ii)    Money Laundering. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no Action or Proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiary with respect to the Money Laundering Laws is pending or, to the knowledge of the Company or any Subsidiary, threatened.

3.2.    Representations and Warranties of the Purchasers. Each Purchaser, for itself and for no other Purchaser, hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows (unless as of a specific date therein, in which case they shall be accurate as of such date):

(a)    Organization; Authority. Such Purchaser is either an individual or an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Transaction Documents and performance by such Purchaser of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b)    Understandings or Arrangements. Such Purchaser is acquiring the Securities as principal for its own account and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities (this representation and warranty not limiting such Purchaser’s right to sell the Securities pursuant to the Registration Statement or otherwise in compliance with applicable federal, provincial and state securities laws). Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business. Such Purchaser understands that the Series A Warrants and the Series A Warrant Shares are “restricted securities” and have not been registered under the Securities Act or any applicable provincial or state securities law and is acquiring such Securities as principal for his, her or its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable provincial or state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable provincial or state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable provincial or state securities law (this representation and warranty not limiting such Purchaser’s right to sell such Securities pursuant to a registration statement or otherwise in compliance with applicable federal, provincial and state securities laws).

(c)    Purchaser Status. At the time such Purchaser was offered the Securities, it was, and as of the date hereof it is, and on each date on which it exercises any Warrants, it will be either: (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act.

(d)    Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(e)    Access to Information. Such Purchaser acknowledges that it has had the opportunity to review the Transaction Documents (including all exhibits and schedules thereto) and the reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act and has been afforded, (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Such Purchaser acknowledges and agrees that neither the Placement Agent nor any Affiliate of the Placement Agent has provided such Purchaser with any information or advice with respect to the Securities nor is such information or advice necessary or desired. Neither the Placement Agent nor any Affiliate has made or makes any representation as to the Company or the quality of the Securities and the Placement Agent and any Affiliate may have acquired non-public information with respect to the Company which such Purchaser agrees need not be provided to it. In connection with the issuance of the Securities to such Purchaser, neither the Placement Agent nor any of its Affiliates has acted as a financial advisor or fiduciary to such Purchaser.

(f)    Certain Transactions and Confidentiality. Other than consummating the transactions contemplated hereunder, such Purchaser has not, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser, directly or indirectly executed any purchases or sales, including Short Sales, of the securities of the Company or “derivative” securities based on securities issued by the Company during the period commencing as of the time that such Purchaser first held discussions (written or oral) from the Company or any other Person representing the Company setting forth the material terms of the transactions contemplated hereunder and ending immediately prior to execution of this Agreement. Other than to other Persons party to this Agreement or to such Purchaser’s representatives, including, without limitation, its officers, directors, partners, legal and other advisors, employees, agents and Affiliates, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, for the avoidance of doubt, nothing contained herein shall constitute a representation or warranty against, or a prohibition of, any actions with respect to the borrowing of, arrangement to borrow, identification of the availability of, and/or securing of, securities of the Company in order for such Purchaser (or its broker or other financial representative) to effect Short Sales or similar transactions following the Closing Date. The Company acknowledges and agrees that the representations contained in this Section 3.2 shall not modify, amend or affect such Purchaser’s right to rely on the Company’s representations and warranties contained in this Agreement or any representations and warranties contained in any other Transaction Document or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transactions contemplated hereby. Notwithstanding the foregoing, for the avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to locating or borrowing shares in order to effect Short Sales or similar transactions.

(g)    General Solicitation. Such Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or, to the knowledge of such Purchaser, any other general solicitation or general advertisement.

(h)    No Governmental Review. The Purchaser understands that no United States federal or state agency or any other governmental or state agency has passed on or made recommendations or endorsement of the Securities or the suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the Offering.

ARTICLE IV.
OTHER AGREEMENTS OF THE PARTIES

4.1.    Removal of Legends.

(a)    The Series A Warrants and Series A Warrant Shares may only be disposed of in compliance with state, provincial and federal securities laws. In connection with any transfer of Series A Warrants or Series A Warrant Shares other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of a Purchaser or in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Series A Warrant under the Securities Act.

(b)    The Purchasers agree to the imprinting, so long as is required by this Section 4.1, of a legend on any of the Series A Warrants or Series A Warrant Shares in the following form:

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE HAS BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE PROVINCIAL AND STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

The Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Series A Warrants or Series A Warrant Shares to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and, if required under the terms of such arrangement, such Purchaser may transfer pledged or secured Series A Warrants or Series A Warrant Shares to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Series A Warrants and Series A Warrant Shares may reasonably request in connection with a pledge or transfer of the Series A Warrants or Series A Warrant Shares.

(c)    Certificates evidencing the Series A Warrant Shares shall not contain any legend (including the legend set forth in Section 4.1(b) hereof): (i) while a registration statement covering the resale of such security is effective under the Securities Act, or (ii) following any sale of such Series A Warrant Shares pursuant to Rule 144 (assuming cashless exercise of the Series A Warrants), or (iii) if such Series A Warrant Shares are eligible for sale under Rule 144 (assuming cashless exercise of the Series A Warrants), or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company shall cause its counsel to issue a legal opinion to the Transfer Agent or the Purchaser promptly if required by the Transfer Agent to effect the removal of the legend hereunder, or if requested by a Purchaser, respectively. If all or any portion of a Series A Warrant is exercised at a time when there is an effective registration statement to cover the resale of the Series A Warrant Shares, or if such Series A Warrant Shares may be sold under Rule 144 (assuming cashless exercise of the Series A Warrants) or if such legend is not otherwise required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission) then such Series A Warrant Shares shall be issued free of all legends. The Company agrees that following such time as such legend is no longer required under this Section 4.1(c), the Company will, no later than the earlier of (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined below) following the delivery by a Purchaser to the Company or the Transfer Agent of a certificate representing Series A Warrant Shares, as applicable, issued with a restrictive legend (such date, the “Legend Removal Date”), deliver or cause to be delivered to such Purchaser a certificate representing such shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 4. Series A Warrant Shares subject to legend removal hereunder shall be transmitted by the Transfer Agent to the Purchaser by crediting the account of the Purchaser’s prime broker with the Depository Trust Company System as directed by such Purchaser. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Company’s primary Trading Market with respect to the Ordinary Shares as in effect on the date of delivery of a certificate representing Series A Warrant Shares issued with a restrictive legend.

(d)    In addition to such Purchaser’s other available remedies, the Company shall pay to a Purchaser, in cash, (i) as partial liquidated damages and not as a penalty, for each $1,000 of Series A Warrant Shares (based on the VWAP of the Ordinary Shares on the date such Securities are submitted to the Transfer Agent) delivered for removal of the restrictive legend and subject to Section 4.1(c), $10 per Trading Day (increasing to $20 per Trading Day five (5) Trading Days after such damages have begun to accrue) for each Trading Day after the Legend Removal Date until such certificate is delivered without a legend and (ii) if the Company fails to (a) issue and deliver (or cause to be delivered) to a Purchaser by the Legend Removal Date a certificate representing the Securities so delivered to the Company by such Purchaser that is free from all restrictive and other legends and (b) if after the Legend Removal Date such Purchaser purchases (in an open market transaction or otherwise) Ordinary Shares to deliver in satisfaction of a sale by such Purchaser of all or any portion of the number of Ordinary Shares, or a sale of a number of Ordinary Shares equal to all or any portion of the number of Ordinary Shares that such Purchaser anticipated receiving from the Company without any restrictive legend, then an amount equal to the excess of such Purchaser’s total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the Ordinary Shares so purchased (including brokerage commissions and other out-of-pocket expenses, if any) (the “Buy-In Price”) over the product of (A) such number of Series A Warrant Shares that the Company was required to deliver to such Purchaser by the Legend Removal Date multiplied by (B) the lowest closing sale price of the Ordinary Shares on any Trading Day during the period commencing on the date of the delivery by such Purchaser to the Company of the applicable Series A Warrant Shares (as the case may be) and ending on the date of such delivery and payment under this Section 4.1(d).

(e)    The Shares shall be issued free of legends. Each Purchaser, severally and not jointly with the other Purchasers, agrees with the Company that such Purchaser will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Securities are sold pursuant to a Registration Statement, they will be sold in compliance with the plan of distribution set forth therein, and acknowledges that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 4.1 is predicated upon the Company’s reliance upon this understanding.

4.2.    Furnishing of Information. Until the earliest of the time that (i) no Purchaser owns Securities or (ii) the Warrants have expired, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act, except in the event of a merger or acquisition transaction (or other corporate action) approved by the Board of Directors that results in the Company not being subject to such reporting requirements.

4.3.    Securities Laws Disclosure; Publicity. The Company shall (a) by the Disclosure Time issue a press release disclosing the material terms of the transactions contemplated hereby, and (b) furnish a Report on Form 6-K, including the Transaction Documents as exhibits thereto, with the Commission within the time required by the Exchange Act. From and after the issuance of such press release, the Company represents to the Purchasers that it shall have publicly disclosed all material, non-public information delivered to any of the Purchasers by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents. In addition, effective upon the issuance of such press release, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, agents, employees or Affiliates on the one hand, and any of the Purchasers or any of their Affiliates on the other hand, shall terminate. The Company and each Purchaser shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor any Purchaser shall issue any such press release nor otherwise make any such public statement without the prior consent of the Company, with respect to any press release of any Purchaser, or without the prior consent of each Purchaser, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing or submission with or to the Commission or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except (a) as required by federal securities law in connection with the filing or submission of final Transaction Documents with or to the Commission and (b) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure permitted under this clause (b).

4.4.    Shareholder Rights Plan. No claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that any Purchaser is an “Acquiring Person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and the Purchasers.

4.5.    Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, which shall be disclosed pursuant to Section 4.3, the Company covenants and agrees that neither it, nor any other Person acting on its behalf will provide any Purchaser or its agents or counsel with any information that constitutes, or the Company reasonably believes constitutes, material non-public information, unless prior thereto such Purchaser shall have consented to the receipt of such information and agreed with the Company to keep such information confidential. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company. To the extent that the Company delivers any material, non-public information to a Purchaser without such Purchaser’s consent, the Company hereby covenants and agrees that such Purchaser shall not have any duty of confidentiality to the Company, any of its Subsidiaries, or any of their respective officers, directors, agents, employees or Affiliates, or a duty to the Company, any of its Subsidiaries or any of their respective officers, directors, agents, employees or Affiliates not to trade on the basis of, such material, non-public information, provided that the Purchaser shall remain subject to applicable law. To the extent that any notice provided pursuant to any Transaction Document constitutes, or contains, material, non-public information regarding the Company or any Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Report on Form 6-K or shall issue a press release containing such material non-public information. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

4.6.    Use of Proceeds. Except as set forth in the Prospectus Supplement, the Company shall use the net proceeds from the sale of the Securities hereunder for general corporate purposes and shall not use such proceeds: (a) for the satisfaction of any portion of the Company’s debt (other than payment of trade payables in the ordinary course of the Company’s business and prior practices), (b) for the redemption of any Ordinary Shares or Ordinary Share Equivalents, (c) for the settlement of any outstanding litigation or (d) in violation of FCPA or OFAC regulations.

4.7.    Indemnification of Purchasers. Subject to the provisions of this Section 4.7, the Company will indemnify and hold each Purchaser and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against the Purchaser Parties in any capacity, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Purchaser Party, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is solely based upon a material breach of such Purchaser Party’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Purchaser Party may have with any such stockholder or any violations by such Purchaser Party of state or federal securities laws or any conduct by such Purchaser Party which is finally judicially determined to constitute fraud, gross negligence or willful misconduct). If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party. Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (x) employment thereof has been specifically authorized by the Company in writing, (y) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (z) in such action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Company will not be liable to any Purchaser Party under this Agreement (1) for any settlement by a Purchaser Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (2) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party’s breach of any of the representations, warranties, covenants or agreements made by such Purchaser Party in this Agreement or in the other Transaction Documents. The indemnification required by this Section 4.7 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or are incurred. The indemnity agreements contained herein shall be in addition to any cause of action or similar right of any Purchaser Party against the Company or others and any liabilities the Company may be subject to pursuant to law.

4.8.    Reservation of Ordinary Shares. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of Ordinary Shares for the purpose of enabling the Company to issue Shares pursuant to this Agreement and Warrant Shares pursuant to any exercise of the Warrants, if applicable.

4.9.    Listing of Ordinary Shares. The Company hereby agrees to use commercially reasonable efforts to maintain the listing or quotation of the Ordinary Shares on the Trading Market on which it is currently listed, and concurrently with the Closing, the Company shall apply to list or quote all of the Shares and Warrant Shares on such Trading Market and as soon as commercially practicable secure the listing of all of the Shares and Warrant Shares on such Trading Market. The Company further agrees, if the Company applies to have the Ordinary Shares traded on any other Trading Market, it will then include in such application all of the Shares and Warrant Shares and will take such other action as is necessary to cause all of the Shares and Warrant Shares to be listed or quoted on such other Trading Market as promptly as possible. The Company will then take all action reasonably necessary to continue the listing and trading of its Ordinary Shares on a Trading Market and will comply in all material respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Trading Market. For so long as the Company maintains a listing or quotation of the Ordinary Shares on a Trading Market, the Company agrees to maintain the eligibility of the Ordinary Shares for electronic transfer through the Depository Trust Company or another established clearing corporation, including, without limitation, by timely payment of fees to the Depository Trust Company or such other established clearing corporation in connection with such electronic transfer.

4.10.    Subsequent Equity Sales.

(a)    From the date hereof until ninety (90) days after the Closing Date, neither the Company nor any Subsidiary shall (i) issue, enter into any agreement to issue or announce the issuance or proposed issuance of any Ordinary Shares or Ordinary Share Equivalents or (ii) file any registration statement or any amendment or supplement thereto relating to the offering of any shares of the Company or any securities convertible into or exercisable or exchangeable for shares of Company (other than a registration statement on Form S-8 or a registration statement on the applicable form to replace the Registration Statement), in each case other than as contemplated by this Agreement.

(b)    From the date hereof until twelve (12) months after the Closing Date, neither the Company nor any Subsidiary shall effect or enter into an agreement to effect any issuance by the Company or any of its Subsidiaries of Ordinary Shares or Ordinary Share Equivalents (or a combination of units thereof) involving a Variable Rate Transaction. “Variable Rate Transaction” means a transaction in which the Company (i) issues or sells any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional Ordinary Shares either (A) at a conversion price, exercise price or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the Ordinary Shares at any time after the initial issuance of such debt or equity securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Ordinary Shares or (ii) enters into, or effects a transaction under, any agreement, including, but not limited to, an equity line of credit, whereby the Company may issue securities at a future determined price. Any Purchaser shall be entitled to obtain injunctive relief against the Company to preclude any such issuance, which remedy shall be in addition to any right to collect damages. For the avoidance of doubt, an at-the-market offering facility customarily entered into with an underwriter (an “ATM Facility”) shall be considered a “Variable Rate Transaction” for purposes of this Section 4.10(b); provided, that, notwithstanding anything to the contrary set forth herein, from and after the date that is 90 days following the Closing Date, the Company may issue, enter into any agreement to issue or announce the issuance or proposed issuance of any Ordinary Shares or Ordinary Share Equivalents pursuant to an ATM Facility with the Placement Agent as the exclusive sales agent for sales of Ordinary Shares at a price at or above $2.60 per share.

(c)    Notwithstanding the foregoing, this Section 4.10 shall not apply in respect of an Exempt Issuance, except that no Variable Rate Transaction shall be an Exempt Issuance, and shall not apply to issuances of Ordinary Shares for which the obligation to issue such shares has been disclosed in the SEC Reports before the date hereof; provided, however, that such securities are issued as “restricted securities” (as defined in Rule 144 of the Securities Act) and carry no registration rights that require or permit the filing of any registration statement in connection therewith during the prohibition period in Section 4.10(a).

4.11.    Equal Treatment of Purchasers. No consideration (including any modification of any Transaction Document) shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of the Transaction Documents unless the same consideration is also offered to all of the parties to such Transaction Documents. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended for the Company to treat the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.

4.12.    Certain Transactions and Confidentiality. Each Purchaser, severally and not jointly with the other Purchasers, covenants that neither it nor any Affiliate acting on its behalf or pursuant to any understanding with it will execute any purchases or sales, including Short Sales of any of the Company’s securities during the period commencing with the execution of this Agreement and ending at such time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.3. Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company pursuant to the initial press release as described in Section 4.3, such Purchaser will maintain the confidentiality of the existence and terms of this transaction and the information included in the Disclosure Schedules. Notwithstanding the foregoing, and notwithstanding anything contained in this Agreement to the contrary, the Company expressly acknowledges and agrees that (i) no Purchaser makes any representation, warranty or covenant hereby that it will not engage in effecting transactions in any securities of the Company after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.3, (ii) no Purchaser shall be restricted or prohibited from effecting any transactions in any securities of the Company in accordance with applicable securities laws from and after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.3 and (iii) no Purchaser shall have any duty of confidentiality or duty not to trade in the securities of the Company to the Company or its Subsidiaries after the issuance of the initial press release as described in Section 4.3. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement.

4.13.    Exercise Procedures. The form of Notice of Exercise included in the Warrants set forth the totality of the procedures required of the Purchasers in order to exercise the Warrants. No additional legal opinion, other information or instructions shall be required of the Purchasers to exercise their Warrants. Without limiting the preceding sentences, no ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise form be required in order to exercise the Warrants. The Company shall honor exercises of the Warrants and shall deliver Warrant Shares in accordance with the terms, conditions and time periods set forth in the Transaction Documents.

4.14.    Form D; Blue Sky Filings. The Company agrees to timely file a Form D with respect to the Series A Warrants and Series A Warrant Shares as required under Regulation D and to provide a copy thereof, promptly upon request of any Purchaser. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Series A Warrants and Series A Warrant Shares for, sale to the Purchasers at the Closing under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of any Purchaser.

4.15.    Registration Statement. The Company shall (i) within 45 days following the Closing Date, file a registration statement on Form F-1 providing for the issuance and resale by the Purchasers of the Series A Warrant Shares issued and issuable upon exercise of the Series A Warrants, and (ii) use commercially reasonable efforts to cause such registration statement to become effective no later than 180 days following the Closing Date and to keep such registration statement effective at all times until (a) the Series A Warrant Shares are sold under such registration statement or pursuant to Rule 144 under the Securities Act, (b) the Series A Warrant Shares may be sold without volume or manner-of-sale restrictions pursuant to Rule 144 under the Securities Act, and (c) the three (3) year anniversary of the date of the issuance of the Series A Warrants, whichever is the earliest to occur. Subject to the accuracy of the information provided by the Purchasers to the Company, the Company shall ensure that such registration statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading. All fees and expenses incident to the performance of or compliance with, this Section 4.15 by the Company shall be borne by the Company whether or not any Series A Warrant Shares are sold pursuant to a registration statement. Notwithstanding anything to the contrary contained herein, in no event shall the Company be permitted to name any Purchaser or Affiliate of a Purchaser as an underwriter without the prior written consent of such Purchaser.

ARTICLE V.
MISCELLANEOUS

5.1.    Termination. This Agreement may be terminated with respect to any Purchaser by any Purchaser, as to such Purchaser’s obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Purchasers, by written notice to the other parties, if the Closing has not been consummated on or before the fifth (5th) Trading Day following the date hereof; provided, however, that no such termination will affect the right of any party to sue for any breach by any other party (or parties).

5.2.    Fees and Expenses. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees (including, without limitation, any fees required for same-day processing of any instruction letter delivered by the Company and any exercise notice delivered by a Purchaser), stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Purchasers.

5.3.    Entire Agreement. The Transaction Documents, together with the exhibits hereto, the Prospectus and the Prospectus Supplement, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.4.    Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the time of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email attachment at the email address as set forth on the signature pages attached hereto at or prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the time of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email attachment at the email address as set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second (2nd) Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto. To the extent that any notice provided pursuant to any Transaction Document constitutes, or contains, material, non‐public information regarding the Company or any Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Report on Form 6-K or by issuing a press release containing such material non-public information.

5.5.    Amendments; Waivers. Prior to Closing, no provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and all of the Purchasers. Thereafter, no provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and Purchasers which purchased at least 66% in interest of the Shares and Pre-Funded Warrants based on the initial Subscription Amounts hereunder or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought, provided that if any amendment, modification or waiver disproportionately and adversely impacts a Purchaser (or group of Purchasers), the consent of such disproportionately impacted Purchaser (or group of Purchasers) shall also be required. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right. Any proposed amendment or waiver that disproportionately, materially and adversely affects the rights and obligations of any Purchaser relative to the comparable rights and obligations of the other Purchasers shall require the prior written consent of such adversely affected Purchaser. Any amendment effected in accordance with this Section 5.5 shall be binding upon each Purchaser and holder of Securities and the Company.

5.6.    Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

5.7.    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser (other than by merger). Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to the Purchasers.

5.8.    No Third-Party Beneficiaries. The Placement Agent shall be the third party beneficiary of the representations and warranties of the Company in Section 3.1 and the representations and warranties of the Purchasers in Section 3.2. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.7 and this Section 5.8.

5.9.    Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any action or Proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such action or Proceeding is improper or is an inconvenient venue for such Proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such action or Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If any party shall commence an action or Proceeding to enforce any provisions of the Transaction Documents, then, in addition to the obligations of the Company under Section 4.7, the prevailing party in such action or Proceeding shall be reimbursed by the non-prevailing party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or Proceeding.

5.10.    Survival. The representations and warranties contained herein shall survive the Closing and the delivery of the Securities for a period of not longer than two (2) years from the Closing.

5.11.    Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

5.12.    Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

5.13.    Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) any of the other Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights; provided, however, that, in the case of a rescission of an exercise of a Warrant, the applicable Purchaser shall be required to return any Ordinary Shares subject to any such rescinded exercise notice concurrently with the return to such Purchaser of the aggregate exercise price paid to the Company for such Ordinary Shares and the restoration of such Purchaser’s right to acquire such Ordinary Shares pursuant to such Purchaser’s Warrant (including, issuance of a replacement warrant certificate evidencing such restored right).

5.14.    Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Securities.

5.15.    Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any Action for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.16.    Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

5.17.    Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non‐performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any Proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in its review and negotiation of the Transaction Documents. For reasons of administrative convenience only, each Purchaser and its respective counsel have chosen to communicate with the Company through the legal counsel of the Placement Agent. The legal counsel of the Placement Agent does not represent any of the Purchasers and only represents the Placement Agent. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by any of the Purchasers. It is expressly understood and agreed that each provision contained in this Agreement and in each other Transaction Document is between the Company and a Purchaser, solely, and not between the Company and the Purchasers collectively and not between and among the Purchasers.

5.18.    Liquidated Damages. The Company’s obligations to pay any liquidated damages or other amounts owing under the Transaction Documents is a continuing obligation of the Company and shall not terminate until all unpaid liquidated damages and other amounts have been paid notwithstanding the fact that the instrument or security pursuant to which such liquidated damages or other amounts are due and payable shall have been canceled.

5.19.    Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

5.20.    Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto. In addition, each and every reference to share prices and Ordinary Shares in any Transaction Document shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Ordinary Shares that occur after the date of this Agreement.

5.21.    Sales During Pre-Settlement Period. Notwithstanding anything herein to the contrary, if at any time on or after the time of execution of this Agreement by the Company and an applicable Purchaser, through, and including the time immediately prior to the Closing (the “Pre-Settlement Period”), such Purchaser sells to any Person all, or any portion, of any Ordinary Shares to be issued hereunder to such Purchaser at the Closing (collectively, the “Pre-Settlement Shares”), such Purchaser shall, automatically hereunder (without any additional required actions by such Purchaser or the Company), be deemed to be unconditionally bound to purchase, and the Company shall be deemed unconditionally bound to sell, such Pre-Settlement Shares to such Purchaser at the Closing; provided, that the Company shall not be required to deliver any Pre-Settlement Shares to such Purchaser prior to the Company’s receipt of the purchase price of such Pre-Settlement Shares hereunder; and provided further that the Company hereby acknowledges and agrees that the forgoing shall not constitute a representation or covenant by such Purchaser as to whether or not during the Pre-Settlement Period such Purchaser shall sell any Ordinary Shares to any Person and that any such decision to sell any Ordinary Shares by such Purchaser shall solely be made at the time such Purchaser elects to effect any such sale, if any.

5.22.    WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

VIVOPOWER INTERNATIONAL PLC By: Name: Title:	Address for Fax: Email:

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK SIGNATURE PAGE FOR PURCHASER FOLLOWS]

Signature Page to Securities Purchase Agreement

[PURCHASER SIGNATURE PAGES TO VVPR SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:

Signature of Authorized Signatory of Purchaser:

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory:

Facsimile Number of Authorized Signatory:

Address for Notice to Purchaser:

DWAC for Shares:

Subscription Amount:

Shares:

Pre-Funded Warrants:

Series A Warrants:

EIN Number: